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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2000


                                  iVillage Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware               000-25469              13-3845162
       ------------------      ----------------       ------------------
        (State or other          (Commission            (IRS Employer
        jurisdiction of         File Number)           Identification
         organization)                                      No.)


512 Seventh Avenue, New York, New York                    10018
-------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (212) 206-3100


                   212 Fifth Avenue, New York, New York 10010
          ------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5. Other Events

            On July 27, 2000, iVillage Inc. ("iVillage") issued a press release announcing that Douglas McCormick, President of iVillage, had been elevated to Chief Executive Officer of iVillage, effective as of August 1, 2000. Candice Carpenter, the current Chief Executive Officer of iVillage, will serve as the Chairman of the Board of Directors of iVillage. A copy of iVillage's press release announcing these changes is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated July 27, 2000 regarding iVillage Inc.'s announcement of its appointment of Douglas McCormick as iVillage's Chief Executive Officer and Candice Carpenter serving as Chairman of the Board.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          iVillage Inc.
                                          (Registrant)

      Date:  July 31, 2000                By:   /s/ Scott Levine
                                             ------------------------
                                             Scott Levine
                                             Vice President, Controller and
                                             Chief Accounting Officer (Interim
                                             Chief Financial Officer)



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                                  EXHIBIT INDEX

Exhibits
--------

99.1 Press Release dated July 27, 2000 regarding iVillage Inc.'s announcement of its appointment of Douglas McCormick as iVillage's Chief Executive Officer and Candice Carpenter serving as Chairman of the Board.